UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2007

Alion Science and Technology Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	333-89756	54-2061691
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1750 Tysons Boulevard, Suite 1300, McLean, Virginia		22102
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	703-918-4480

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.05 Amendments to the Registrant's Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On November 13, 2007, the Board of Directors of Alion Science and Technology Corporation (the "Registrant") adopted the third edition of the Alion Code of Ethics, Conduct, and Responsibility (the "Code"). The following provides a summary of certain of the amendments and additions to the Code incorporated in the third edition of the Code:

• Addition of language prohibiting insider trading by Registrant employees;

• Addition and clarification of language regarding recruitment and employment of current and former government employees;

• Clarification of provisions regarding the giving of gratuities to government employees;

• Addition of language regarding the giving of business courtesies to non-government persons, and the receipt by Registrant employees of business courtesies in their capacity as Registrant employees;

• Addition of language requiring the satisfaction of certain conditions prior to the entry by the Registrant into a contract with respect to which an actual or potential organizational conflict of interest may occur;

• Addition of language regarding the protection of unclassified but sensitive information, including documents market "For Official Use Only" or "NOFORN";

• Amendments regarding time reporting by the Registrant’s employees and the allocation of time to government contracts; and

• A supplement to the Code (the "Supplement") that applies to the Registrant’s Chief Executive Officer, Chief Financial Officer, Controller and other personnel performing similar functions ("Finance Employees"). The Supplement sets out specific responsibilities for the Finance Employees to ensure complete and accurate financial records and reporting. The Supplement also discusses the certifications that the Registrant’s Chief Executive Officer and Chief Financial Officer must make pursuant to the Sarbanes-Oxley Act of 2002, and the related sub-certifications that are provided by certain executives to the Registrant’s Chief Executive Officer and Chief Financial Officer.

A copy of the third edition of the Code (which includes the Supplement) is attached to this current report on Form 8-K as Exhibit 10.87 and is incorporated by reference as though it were fully set forth herein. The foregoing summary description of the third edition of the Code is not intended to be complete, and is qualified in its entirety by the complete text of the third edition of the Code.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.87 Third edition of the Alion Code of Ethics, Conduct, and Responsibility

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alion Science and Technology Corporation

November 15, 2007	By:	James. C. Fontana

Name: James. C. Fontana
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

1	10.87 Third Edition of Alion Code of Ethics, Conduct and Responsibility